UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2004


                           CHINA NETTV HOLDINGS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



Nevada                               000-26217                   98-0203170
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation pre-merger)        File Number)             Identification No.)

           830-789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (604) 689-4407


Total number of pages in this document:  4
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                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.....................................2

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.................................2

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP...........................................2

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT........................2

ITEM 5.   OTHER EVENTS   ......................................................2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS....................................................2

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...................................2

ITEM 8.   CHANGE IN FISCAL YEAR................................................2

ITEM 9.   REGULATION FD DISCLOSURE.............................................3

ITEM 10.  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
          PROVISION OF THE CODE OF ETHICS......................................3

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
          EMPLOYEE BENEFIT PLANS...............................................3

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION........................3

SIGNATURES.....................................................................3

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.


ITEM 5.  OTHER EVENTS.

This 8K/A supplements and amends the 8K filed on July 30, 2003, regarding the Acquisition Agreement for Honglu Investment Holdings, Inc. The share exchange between China NetTV Holdings Inc. and Honglu Investment Holdings, Inc. was completed upon delivery of the Honglu audits. However, the Company has been informed that the Chinese Government (PRC) regulatory approval is required for the closing of the acquisition of Honglu. As a result, the Company has called back the shares into escrow in June 2004 pending the receipt of such approval by the appropriate governmental ministries in the PRC. Currently, the Company has received all 129,700,000 shares in escrow.

The Company cannot estimate the time frame requisite for obtaining the approvals and notes that it could take an extended period of time. The Company will vigorously pursue obtaining approvals through the representation by Chinese legal counsel but there is no assurance the approvals will be obtained, or when the approvals might be able to be obtained. There is the possibility that the government ministry in PRC could require material changes in the structure of the transaction. The type of any such changes is unknown at this time, but it could require an entirely different business arrangement.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

Not Applicable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements
                  Pro Forma Financial Information             None.

         (b)      Exhibits                                    None.

         (c)      Ethics and Integrity Policy                 None.

ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE

Not Applicable.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.


ITEM 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
PLANS

Not Applicable.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
                                  (Registrant)

Dated: July 13, 2004

                                        /s/ Anthony Garson
                                        ------------------------------
                                         Anthony Garson, President















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